SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
FB Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 27, 2025

Dear Fellow Stockholder:

We will hold our annual meeting of stockholders at the main office of Fidelity Bank, located at 353 Carondelet Street, New Orleans, Louisiana, at 2:00 p.m., local time, on December 9, 2025. This will be our first annual meeting since we completed our initial public offering in October 2024.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Internet voting instructions appear on the enclosed proxy card.

Sincerely,

Christopher S. Ferris
President and Chief Executive Officer

FB BANCORP, INC.

353 Carondelet Street

New Orleans, Louisiana 70130

(504) 569-8640

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	Tuesday, December 9, 2025 2:00 p.m., local time

PLACE	Fidelity Bank Main Office
353 Carondelet Street

New Orleans, Louisiana

ITEMS OF BUSINESS	(1)	To elect three directors to serve for a term of three years;

(2)	To vote to approve the FB Bancorp, Inc. 2025 Equity Incentive Plan;

(3)	To vote to ratify the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(4)

To transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on October 6, 2025.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by completing the accompanying proxy card and mailing it in the enclosed self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke your proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Lisa H. Haley
Corporate Secretary

New Orleans, Louisiana

October 27, 2025

FB BANCORP, INC.

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

FB Bancorp, Inc. is the holding company for Fidelity Bank. In this proxy statement, we may also refer to FB Bancorp, Inc. as “FB Bancorp,” the “Company,” “we,” “our” or “us” and to Fidelity Bank as “Fidelity Bank”, “Fidelity” or the “Bank.”

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2025 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. We will hold the annual meeting at Fidelity Bank’s main office, located at 353 Carondelet Street, New Orleans, Louisiana, on Tuesday, December 9, 2025, at 2:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about October 27, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 9, 2025

This proxy statement is available at https://annualgeneralmeetings.com/fbla2025. Also available at this website address is our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2024.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Company common stock if our records show that you held your shares as of the close of business on October 6, 2025. As of the close of business on that date, a total of 19,837,500 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of Company common stock in one or more of the following ways:

•	Directly in your name as stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name;”

•	Indirectly through the Fidelity Bank Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the Fidelity Bank 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or via the Internet. Refer to the instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting, which will be held in-person at Fidelity Bank’s main office. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Company common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. In voting on the election of directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is three.

In voting on the proposal to approve the FB Bancorp, Inc. 2025 Equity Incentive Plan (Item 2), you may vote in favor of the proposal, vote against the proposal, or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

In voting on the ratification of the appointment of the independent registered public accounting firm (Item 3), you may vote in favor of the proposal, vote against the proposal, or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you cast your vote if you want it to count in the election of directors (Item 1) and in the vote on the approval of the FB Bancorp, Inc. 2025 Equity Incentive Plan (Item 2). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to these matters. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote on Items 1 and 2, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the FB Bancorp, Inc. 2025 Equity Incentive Plan, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR” the election of all nominees for director;

•	“FOR” the approval of the FB Bancorp, Inc. 2025 Equity Incentive Plan; and

•	“FOR” the ratification of the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This would include a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting appear on the enclosed proxy card. The deadline for voting via the Internet is 11:59 p.m., Central time, on December 8, 2025.

Revoking Your Proxy

Whether you vote by mail or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary, Lisa Haley;

•	submitting a properly signed proxy card with a later date;

•	voting via the Internet at a later time (if initially able to vote in that manner) so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not, in itself, constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions.

If you participate in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction card(s) is December 2, 2025.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

Because the Company is listed on the Nasdaq Stock Market, we refer to the definition of “independent director” contained in the listing standards of the Nasdaq Stock Market when determining the independence of our directors. All our directors are considered independent under the listing standards of the Nasdaq Stock Market, except for Katherine A. Crosby and Christopher S. Ferris because each currently serves as an executive officer of the Company and Fidelity Bank. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers – Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of those offices allows the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of the Company and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Katherine A. Crosby serves as Chairman of the Board and Christopher S. Ferris serves as President and Chief Executive Officer.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the daily management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies the Company’s standing committees and their members. The members of the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee are considered independent according to the relevant listing standards of the Nasdaq Stock Market. The charter of each committee is available in the Investors Relations section of Fidelity’s website (www.bankwithfidelity.com).

Director	Audit Committee	Compensation Committee		Nominating/Corporate Governance Committee
W. Anderson Baker, III				X
J. Luis Baños, Jr.	X	X		X
Gerard W. Barousse, Jr.	X	X
Winifred M. Beron		X	(Chair)	X

Director	Audit Committee		Compensation Committee	Nominating/Corporate Governance Committee
Stephen W. Hales	X		X	X	(Chair)
Mark C. Romig	X		X	X
Mahlon D. Sanford	X	(Chair)
Todd G. Schexnayder			X	X
Number of Meetings in Fiscal Year 2024	8		7	1

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Mahlon D. Sanford qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and Fidelity, establishes the compensation for the Company’s and Fidelity’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee assists the Board of Directors in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting and for each committee to the Board of Directors. This Committee also provides guidance for implementing policies and practices relating to corporate governance, including procedures for implementation and monitoring adherence to corporate governance guidelines, and leads the Board of Directors in its annual review of the Board’s performance.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include a requirement that the candidate had not been subject to certain criminal or regulatory actions, a residency requirement, and an age limitation. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating/Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of the Company;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating/Corporate Governance Committee will also consider any other factors it deems relevant, including diversity of experience, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Fidelity serves. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Consideration of Director Candidates Recommended by Stockholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at our main office address:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating/Corporate Governance Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Company common stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

•

Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date on which the proxy statement for the previous year’s annual meeting was released to stockholders, advanced by one year.

Board and Committee Meetings

The business of the Company and Fidelity Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2024, the Company’s Board of Directors held two meetings and Fidelity Bank’s Board of Directors held 15 meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Boards of Directors and of the meetings of the committees on which he or she served.

Director Attendance at Annual Meeting

This will be our first annual meeting of stockholders. The Board of Directors encourages all directors to attend the annual meeting of stockholders.

Codes of Ethics

We have adopted a Code of Ethics for Senior Officers and a Code of Business Conduct and Ethics. Both are designed to ensure that our directors and employees meet the highest standards of ethical conduct. The Code of Ethics for Senior Officers, which applies to our principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, both codes are designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics are available in the Investors Relations section of the Company’s website (www.bankwithfidelity.com).

Anti-Hedging Policy

The Company has adopted a policy that prohibits directors, officers and employees of the Company or the Bank, and their related persons, from purchasing or selling, or offering to purchase or offering to sell, derivative securities relating to the Company’s common stock, whether or not issued by the Company, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and issuing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the consolidated financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved the recommendation, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, EisnerAmper LLP to serve as the independent registered public accounting firm for the year ending December 31, 2025.

Audit Committee of the Board of Directors

of

FB Bancorp, Inc.

Mahlon D. Sanford (Chair)

Stephen W. Hales

J. Luis Baños, Jr.

Gerard W. Barousse, Jr.

Mark C. Romig

DIRECTORS’ COMPENSATION

The following table provides the compensation received by the individuals who served as our directors during the year ended December 31, 2024. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director. Each director of the Company also serves as a director of Fidelity Bank. Mr. Ferris did not receive separate compensation for his service as a director during the year ended December 31, 2024.

	Fees Earned or Paid in Cash (1)	All Other Compensation	Total
Katherine A. Crosby (2)	$13,750	$405,081	$418,831
W. Anderson Baker, III	55,833	—	55,833
J. Luis Baños, Jr.	55,833	—	55,833
Winifred M. Beron	61,833	—	61,833
Gerard W. Barousse, Jr.	55,833	—	55,833
Stephen W. Hales	56,333	—	56,333
Mark C. Romig	55,833	—	55,833
Mahlon D. Sanford	58,833	—	58,833
Todd G. Schexnayder	55,833	—	55,833

(1)	Includes annual fee for non-employee directors of $55,833 and a fee of $500 per meeting chaired by the Chairs of the Compensation, Audit, and Corporate Governance Committees.
(2)

Board fees for Ms. Crosby were discontinued upon her entering into an employment agreement with Fidelity Bank. All other compensation is comprised of Ms. Crosby’s salary of $320,000, a bonus of $60,000, and a 401(k) Plan employer contribution of $15,525. Ms. Crosby’s ESOP allocation was $9,556 for the year ended December 31, 2024.

Employment Agreement with Katherine A. Crosby. Fidelity Bank entered into an employment agreement with Ms. Crosby. The initial term of the employment agreement is two years and on each anniversary of the effective date the term automatically renews for one additional year, so that the remaining term is again two years, unless either Fidelity Bank or Ms. Crosby gives notice to the other party of non-renewal. If either party provides the other with notice of non-renewal, the term will become fixed and expire at the end of the second anniversary of the date of the notice of non-renewal. Notwithstanding the foregoing, in the event FB Bancorp or Fidelity Bank enter into a transaction that would constitute a change in control, as defined under the employment agreement, the term will automatically extend and expire no less than two years following the effective date of the change in control.

The employment agreement specifies the base salary of Ms. Crosby, which currently is $320,000. Fidelity Bank may increase, but not decrease, Ms. Crosby’s base salary. In addition to base salary, the agreement provides that Ms. Crosby may receive a discretionary bonus. Ms. Crosby is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees of Fidelity Bank, and the reimbursement of reasonable travel and other business expenses incurred in the performance of her duties for Fidelity Bank.

Fidelity Bank may terminate Ms. Crosby’s employment with or without cause (as defined in the employment agreement), or Ms. Crosby may resign from her employment, at any time with or without good reason (as defined in the employment agreement). Under the employment agreement, in the event Fidelity Bank terminates Ms. Crosby’s employment without cause or Ms. Crosby voluntary resigns for good reason (in either case, not in connection with a change in control), Fidelity Bank will pay Ms. Crosby a severance payment equal to 1.5 times her base salary, payable in a lump sum cash payment within thirty (30) days following her date of termination of employment. Ms. Crosby would also receive from Fidelity Bank the pro rata cash bonus expected to be earned for the current year and any other Accrued Obligations (as defined in Section 6 of the employment agreement). In addition, if Ms. Crosby elects COBRA coverage, she will receive an additional lump sum payment equal to the amount obtained by multiplying (i) the monthly cost for continuation coverage under COBRA (as in effect as of her termination date) for group medical, dental and vision coverage for the participant and her dependents immediately before the termination date by (ii) 18.

Under the employment agreement, in the event Fidelity Bank terminates Ms. Crosby’s employment without cause or Ms. Crosby voluntary resigns for good reason, in either case, during the term and on or following the effective time of a change in control, Fidelity Bank will pay her a severance payment (in lieu of the payments and benefits described in the previous paragraph) equal to 1.5 times the sum of (i) her base salary in effect as of the date of termination (or at the time the change in control occurs, if higher), plus (ii) the pro rata cash bonus expected to earned for the current year, payable in a lump sum within thirty (30) days of the date of termination of employment. In addition, Fidelity Bank will pay Ms. Crosby a lump sum cash payment equal to the amount obtained by multiplying (i) the monthly cost for continuation coverage under COBRA (as in effect as of the termination date) for group medical, dental and vision coverage for her and her dependents immediately before her termination date (whether or not she actually elects COBRA coverage by (ii) 18.

The employment agreement terminates upon Ms. Crosby’s death or disability or her voluntary resignation as Chair of the Board of Directors. Upon termination of employment (other than a termination in connection with a change in control), Ms. Crosby will be required to adhere to one-year non-competition and one-year non-solicitation restrictions set forth in the employment agreement.

STOCK OWNERSHIP

The following table provides information, as of October 6, 2025, about the beneficial owners known to the Company that own more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Delaware Charter Guarantee Trust Company dba Principal Trust Company as Directed Trustee for the Fidelity Bank 401(k) Plan and the Fidelity Bank Employee Stock Ownership Plan 1013 Centre Road Wilmington, Delaware 19805	1,887,127	(2)	9.5%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	1,172,831	(3)	5.9%
The Vanguard Group 100 vanguard Boulevard Malvern, Pennsylvania 19355	1,066,185	(4)	5.4%

(1)	Based on 19,837,500 shares outstanding as of the close of business on October 6, 2025.
(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2025.
(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on July 17, 2025.
(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on July 29, 2025.

The following table provides information, as of October 6, 2025, about the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each executive officer, and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Director Nominees and Directors Continuing in Office:
Katherine A. Crosby, Executive Chairman of the Board	75,807	(2)	*
Christopher S. Ferris, President and Chief Executive Officer	36,313	(3)	*
W. Anderson Baker, III	50,000		*
J. Luis Baños, Jr.	20,000		*
Gerard W. Barousse, Jr.	55,000	(4)	*
Winifred M. Beron	70,000		*
Stephen W. Hales	50,000		*
Mark C. Romig	10,220		*
Mahlon D. Sanford	30,000		*
Todd G. Schexnayder	10,000		*

	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Executive Officers Who Are Not Directors:
Todd M. Wanner, Chief Financial Officer	17,412	(5)	*
Randall L. Baker, Chief Operating Officer	9,962	(6)	*
Patrick L. Griggs, Chief Risk/Chief Credit Officer	5,774	(7)	*
Josh C. Folds, Chief Banking Officer	1,846		*

All directors and executive officers as a group (13 persons)	442,334		2.2%

*	Less than 1%.
(1)	Based on 19,837,500 shares outstanding as of the close of business on October 6, 2025.
(2)	Includes 40,000 shares held by Ms. Crosby’s spouse in his IRA and 801 shares held through the ESOP.
(3)	Includes 30,243 shares held in the Bank’s 401(k) Plan and 801 shares held through the ESOP.
(4)	Includes 5,000 shares held in a trust for the benefit of Director Barousse’s daughter.
(5)	Includes 8,441 shares held in the Bank’s 401(k) Plan and 801 shares held through the ESOP. 7,900 shares held by Mr. Wanner have been pledged as collateral for a loan.
(6)	Includes 2,400 shares held in the Bank’s 401(k) Plan and 801 shares held through the ESOP.
(7)	Includes 774 shares held through the ESOP.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board of Directors consists of ten members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Each director of the Company serves as a director of Fidelity. The nominees for election are Katherine A. Crosby, Christopher S. Ferris and Stephen W. Hales.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If either nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

The Board of Directors unanimously recommends that you vote “FOR” all nominees for director.

Set forth below is information regarding the Board of Directors’ nominees and the directors continuing in office. Unless otherwise stated, everyone has held his or her current occupation for the last five years. The indicated age for everyone is as of December 31, 2024. The indicated period for service as a director includes service as a director of Fidelity Bank. There are no family relationships among the directors.

Director Nominees for Terms Expiring in 2028

Katherine A. Crosby is the Executive Chairman of the Boards of FB Bancorp and Fidelity Bank. Mrs. Crosby joined the Board of Directors in 2003 and was Vice Chairman of Fidelity Bank from 2006 until her appointment as Chairman of the Bank in 2010. Mrs. Crosby has served as the Executive Chairman of FB Bancorp since its inception. From 2007 through 2009, Mrs. Crosby also served as President of Homestead Title Corporation. Mrs. Crosby previously served as a director on the Board of the New Orleans Branch of the Federal Reserve Bank of Atlanta. Mrs. Crosby is a director of LCMC Health System, where she was Chairman from 2018 to 2020, Children’s Hospital of New Orleans, and the Greater New Orleans Foundation. Mrs. Crosby also serves on the Board of Trustees for the Selley Foundation. Formerly, she chaired the Boards of the New Orleans Area Habitat for Humanity, and WYES-TV, a public television broadcast station in New Orleans, and was on the boards of the New Orleans Regional Leadership Institute and Poydras Home. Mrs. Crosby has also served as a Board member and, from 2000-2001, as President of the Junior League of New Orleans, which honored her in 2019 with their Sustainer of the Year Award. Mrs. Crosby received a B.A. in Business Administration from Vanderbilt University and her M.B.A. from Tulane University’s A.B. Freeman School of Business. Since 2019, Mrs. Crosby has served as a Eucharistic Minister at St. Rita Church in New Orleans. Mrs. Crosby’s extensive leadership experience for a diverse array of organizations and more than 20 years of service with Fidelity Bank provides the Board of Directors with valuable insight into community, organizational and operational matters. Age 63. Director since 2003.

Christopher S. Ferris serves as the President and Chief Executive Officer and as a director of FB Bancorp and Fidelity Bank. Mr. Ferris previously served as Fidelity Bank’s Chief Banking and Operations Officer from 2014 through 2017. Prior to joining Fidelity Bank, Mr. Ferris held various leadership roles at the large regional bank BB&T (now Truist). Mr. Ferris serves as a director on the Boards of the Greater New Orleans Chamber of Commerce, the New Orleans Area Habitat for Humanity, which he serves as the Secretary and Vice President of the Board, and the Financial Institutional Service Corporation. Formerly, Mr. Ferris served on the Board of the Louisiana Bankers Association and is a founding member of New Orleans Vistage Worldwide. Mr. Ferris is a graduate of the University of Georgia and has received Graduate School designations in Banking from the BB&T Banking School at Wake Forest University and from Louisiana State University. Mr. Ferris has played a significant role in transforming Fidelity Bank’s sales and operations since his arrival in 2014 by creating efficient, user-friendly banking products and services which has allowed Fidelity Bank to experience significant growth, and the Board of Directors values his contributions. Age 50. Director since 2018.

Dr. Stephen W. Hales is the Founder of Hales Pediatrics, and has served on the Board of Trustees of Children’s Hospital since 1980 and was Chairman for six years. Additionally, Dr. Hales is a Founding Member, Trustee and Vice-Chair of the Board of LCMC Health; a Founding Member, past Secretary and Chair of New Schools for New Orleans; and a Board member and past Co-Chair of the Education Committee of the Anti-Defamation League. Dr. Hales has served on and chaired the Boards of Metairie Park Country Day School, the Alliance of Not-for-Profit Hospitals, and the Louisiana Philharmonic Orchestra. Dr. Hales also serves as the Historian Emeritus of the Rex Organization, a historic New Orleans Carnival organization which promotes and stages a parade in the annual Mardi Gras celebrations. He is also a founding Board Member and past Chair of the Grants Committee of Rex’s Pro Bono Publico Foundation, which supports New Orleans’ public schools. Dr. Hales is a devoted member of the New Orleans community that the Board of Directors values for his knowledge and understanding of the local market and extensive leadership skills. Age 78. Director since 2004.

Directors Continuing in Office with Terms Expiring in 2026

J. Luis Baños, Jr. serves as a director on the Boards of the Louisiana Philharmonic Orchestra and the Stem Library Lab. Mr. Baños has additional leadership experience through his current roles as Chairman, Chief Executive Officer, and Co-Founder of ORX Exploration, Inc., an onshore oil and gas exploration company, founder and Manager of ESG Integrated Solutions, LLC, an energy and mining consulting company, and Manager and Co-Manager of White Lafourche, LLC, a sugarcane operation in Thibodaux. He was also the co-founder and former Chairman and Chief Executive Officer of ORX Resources, Inc., an operating company focused on acquiring, developing, and exploring onshore assets in several Gulf Coast states, until December 2018. ORX Resources, Inc. filed for bankruptcy in 2019. Previously, Mr. Baños served on the Boards of Posse, the Audubon Institute, YMCA, the National Council for Christians and Jews, and the Metropolitan Crime Commission. As an entrepreneurial, growth-oriented executive with four decades of proven leadership skills in finance, strategic initiatives, and business development, Mr. Baños provides the Board of Directors with a reliable, holistic, and forward-thinking perspective. Age 71. Director since 2005.

Gerard W. Barousse, Jr. is the founder and President of Monarch Real Estate Advisors, Inc., a real estate and financial services firm formed in New Orleans in 1991, and the President of RCB Developers, a real estate development firm specializing in 50 renovation of historic buildings in the New Orleans area. Mr. Barousse is also the founder and Board Chair of both the Bayou District Foundation, a Louisiana housing redevelopment non-profit, and Educare New Orleans, a school for early childhood education and development. Formerly, Mr. Barousse served as Chairman of the Board of Trustees of Metairie Park Country Day School. With significant experience in the commercial real estate finance industry, Mr. Barousse provides the Board of Directors with deep knowledge of economic development and real estate matters affecting our market areas and local New Orleans community. Age 66. Director since 2014.

Mark C. Romig is Senior Advisor of New Orleans & Company, New Orleans’ official tourism destination marketing and sales organization. He also serves as the Chairman of the Board of the Fore! Kids Foundation (Zurich Classic), Chairman of the Board of Trustees for WYES-TV (public television), an Advisory Board Member of the Louisiana Hospitality Foundation and St. Andrew’s Village, the Vice-Chairman of the Emeril Lagasse Foundation, and is a member of the Federal Reserve Bank of Atlanta’s Tourism and Travel Advisory Council. Mr. Romig was formerly Chairman of the Louisiana Travel Association, the Sugar Bowl Committee and Project Lazarus. Mr. Romig has additionally been a Director on the Boards of the Audubon Nature Institute, Xavier University of Louisiana, and Academy of the Sacred Heart. Mr. Romig’s public relations career has spanned more than 45 years, covering U.S. presidential campaigns, corporate public relations, and serving as an adjunct professor at Tulane University. As a longstanding, highly regarded member of the New Orleans community with significant public relations expertise, Mr. Romig is a valuable asset to the Board of Directors. Age 68. Director since 2015.

Directors Continuing in Office with Terms Expiring in 2027

W. Anderson Baker, III, now retired, most recently served as President of Gillis, Ellis & Baker, Inc., a New Orleans-based insurance agency. Previously, Mr. Baker served as Chairman of Radio for the Blind and Print Handicapped, a radio broadcast that airs readings of current print material. Mr. Baker is a former Board Member of the Independent Insurance Agents and Brokers of Louisiana and Greater New Orleans, which provides advisory and training services, and the Bureau of Governmental Research, a private non-profit policy research organization in New Orleans. Mr. Baker has also served as the Director of Assurex Global Partners, LLC, an international commercial insurance, risk management, and employee benefits brokerage group. Mr. Baker has received the Director Certified® designation from the National Association of Corporate Directors and the Certificate of Cyber-Risk Oversight by the National Association of Corporate Directors. As a skilled advisor and leader, the Board of Directors values Mr. Baker’s insight and perspective. Age 65. Director since 2018.

Winifred M. Beron serves as President and CEO of Methodist Health System Foundation, a $70 million health legacy foundation serving the greater New Orleans area. In addition to its philanthropic mission, the foundation operates three school-based health centers that average 10,000 physical and behavioral health care visits a year. She is past President of the Board of Poydras Home, a continuing care retirement community in operation since 1817. She also served as Treasurer, Vice-Chair and Chairman of the Board of Metairie Park Country Day School and served as President of the Junior League of New Orleans. She was a Director of Teach for America and currently serves as a Director of Le Petit Salon. Following graduation from Vanderbilt University, Wendy joined the nursing staff at Southern Baptist Hospital in New Orleans and became the Director of its Neonatal and Pediatric Intensive Care Unit and Pediatric Department. She was later a Quality and Risk Management Director for Tenet Healthcare Corporation and went on to co-found The Apollo Group, L.L.C., which provided business and management consulting services to individual and organizational healthcare clients for 20 years. Ms. Beron’s expertise in a variety of industries makes her well-suited to serve on the Board of Directors of Fidelity Bank. Age 64. Director since 2007.

Mahlon D. Sanford is a director of LAMMICO, a medical malpractice company, and a director and Treasurer of its affiliate insurance company, LAMMICO Risk Retention Group, Inc. Mr. Sanford was the Managing Partner of Carr, Riggs, and Ingram, LLC, an accounting and advisory firm in New Orleans. While with an international accounting firm, he lead the Financial Institution Service Group in the New Orleans office. Mr. Sanford has also served as President and Treasurer of the Board of Trustees for the Good Shepherd Nativity School, President and Treasurer of the Institute of Mental Hygiene, Treasurer of the Carrollton Booster Club, President and Treasurer for the Louisiana Nature and Science Center Audubon Institute, and Treasurer and Vice President for the Board of Trustees of the Academy of the Sacred Heart. Mr. Sanford recently completed his Board of Directors service for Lambeth House, Inc., a continuing care retirement community, where he served as President, Vice President, and Treasurer. Mr. Sanford is a Certified Public Accountant who has worked with financial institutions throughout his professional career. Mr. Sanford is a valued Board of Directors member due to his extensive accounting, financial, and community knowledge. Age 69. Director since 2008.

Todd G. Schexnayder, now retired, was most recently responsible for all corporate human resources, marketing, and facilities functions at Fidelity Bank as the Senior Vice President and Human Resources Director. Prior to joining Fidelity Bank, Mr. Schexnayder served as Senior Vice President of Human Resources at two large insurance companies in Louisiana. Mr. Schexnayder currently serves as the President of the Rotary Club of Baton Rouge, and on the Board of Volunteers of America National. He previously served as Chairman of the Franciscan University of Our Lady Board of Trustees. Mr. Schexnayder has also been involved with a variety of community organizations in Southern Louisiana during his accomplished career in human resources. Mr. Schexnayder expertise in thoughtful and effective management, and his dedication to community service, allow him to provide meaningful contributions to the Board of Directors of Fidelity Bank. Age 65. Director since 2021.

Executive Officers Who Do Not Serve as Directors

Set forth below is information regarding our executive officers who do not serve as directors of the Company. They have held their current position for at least the last five years, unless otherwise stated. The age presented is as of December 31, 2024.

Todd M. Wanner serves as the Chief Financial Officer of FB Bancorp and Fidelity Bank since 2014. Before joining Fidelity Bank, Mr. Wanner was the Chief Financial Officer and Executive Vice President for First Volunteer Corporation, First Volunteer Bank and First Volunteer Insurance Agency. He also served as the Chairman for First Volunteer Insurance Agency. Mr. Wanner has held various other positions with financial institutions and accounting firms during his career, is an active Chartered Financial Analyst, and previously held a Certified Public Accountant license. He received a B.S. in Business Administration from the Ohio State University. Age 51.

Randall L. Baker serves as the Chief Operating Officer of FB Bancorp and Fidelity Bank. Prior to joining Fidelity Bank, Mr. Baker served as the Chief Executive Officer of Citizens Federal Savings Bank and was the Chief Executive Officer of Lawson Bank. He specializes in operations, strategic planning, regulation, mergers & acquisitions, digital assets, mortgage lending, commercial lending, and trust department. Mr. Baker is a member of the ALCO Committee, Loan Committee, IT Steering, AI Governance Committee, Data Governance Committee, and Employee Benefits Committee. Mr. Baker is a member of the FISC Strategic Technology Committee, Candescent Executive Innovation Council and the Upstart Customer Advisory Board. Mr. Baker received a Bachelor of Science degree in Finance and Economics from Kansas State University and a CUNA Graduate School of Lending Degree from the University of Wisconsin. Age 56.

Patrick L. Griggs serves as the Chief Risk/Credit Officer of Fidelity Bank since 2012. Mr. Griggs is responsible for overseeing Fidelity Bank’s credit and lending practices, loan portfolio management, collections and special assets activity, and overall enterprise risk management program, while providing risk guidance and advice to bank staff. He also Chairs the Bank’s Risk Management and Special Assets Committees, and develops and implements credit, lending, and risk policies that guide company practices. Mr. Griggs is involved in the Bank’s operations via his membership with the Bank’s Executive Leadership Team, Compliance Committee, ALCO Committee, and IT Steering Committee. He is the primary executive liaison for safety and soundness issues with federal and state banking regulators for the Bank and serves on the American Bankers Association Working Group as a subject matter expert to create examination questions for the organization’s Certified Enterprise Risk Professional designation. Prior to joining Fidelity, Mr. Griggs served in lending and credit risk leadership roles with several prominent financial institutions in the U.S. Mr. Griggs is a Chartered Financial Analyst and holds various financial certifications from the America Bankers Association, the Risk Management Association, and other accredited organizations. Mr. Griggs received his MBA degree from Tennessee State and his bachelor’s degree from Trevecca Nazarene University. Age 61.

Josh C. Folds serves as Chief Banking Officer of Fidelity Bank. Prior to joining Fidelity Bank, Mr. Folds was the head of Small Business, SBA, Business Banking Merchant Services and Virtual Business Banking at First Horizon from 2018 until September 2023. Mr. Folds oversees the strategic direction for Retail, Small Business, SBA and Commercial Banking for Fidelity Bank. Mr. Folds is a graduate of Florida Atlantic University where he received a bachelor’s degree in communications. Mr. Folds is also a graduate from the Executive Banking School program at Furman University and also serves on the faculty for the Graduate School of Banking. Age 48.

PROPOSAL TWO

APPROVAL OF FB BANCORP, INC.

2025 EQUITY INCENTIVE PLAN

Overview

FB Bancorp’s Board of Directors has unanimously approved and unanimously recommends that stockholders approve the FB Bancorp, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan” or the “Plan”). The 2025 Equity Plan will become effective on December 9, 2025 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2025 Equity Plan. However, initial awards to our non-employee directors are set forth in the Plan document and will self-execute on the day following the approval of the Plan by stockholders.

No awards may be granted under the 2025 Equity Plan after December 8, 2035 (the day immediately before the tenth anniversary of the Plan Effective Date). However, awards outstanding under the 2025 Equity Plan at that time will continue to be governed by the 2025 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2025 Equity Plan reflects the following equity compensation plan best practices:

•

The Plan limits the maximum number of shares that may be issued to any one employee or one non-employee director, respectively, and to all non-employee directors as a group. For these purposes, we have generally adopted the limits set forth under the mutual-to-stock conversion regulations for equity plans adopted no earlier than six months but within one year following a conversion stock offering, even though the 2025 Equity Plan, which is being submitted to our stockholders more than one year after our mutual-to-stock conversion offering, is not otherwise subject to these limits;

•

The Plan provides for a minimum vesting requirement of one year for all equity-based awards, except that up to 5% of the awards may be issued (or accelerated) pursuant to awards that do not meet this requirement, and any award may provide for accelerated vesting for death, disability or an involuntary termination without cause or resignation for good reason in connection with a change in control;

•	Under the Plan, performance goals may be established by the Compensation Committee (the “Committee”) in connection with the grant of any award;

•	The Plan prohibits grants of stock options with a below-market exercise price;

•	The Plan prohibits repricing of stock options and cash buyout of underwater stock options without prior stockholder approval;

•	The Plan does not provide for accelerated vesting upon retirement;

•

The Plan prohibits the payment of dividends on restricted stock or dividend equivalent rights on restricted stock units (“RSUs”) until the vesting or settlement date of the underlying award and does not permit the payment of dividend equivalent rights on stock options;

•	The Plan does not contain a liberal “change in control” definition;

•	The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;

•

The Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror fails or refuses to assume the awards or replace them with awards issued by the acquiror; and

•

Awards under the Plan are subject to FB Bancorp’s clawback policies, as they may be amended from time to time, including clawback under Section 954 of the Dodd-Frank Act, as well as FB Bancorp’s trading policy restrictions and hedging/pledging policy restrictions.

The full text of the 2025 Equity Plan is attached as Appendix A to this proxy statement, and the description of the 2025 Equity Plan in this proxy statement is qualified in its entirety by reference to it.

Why FB Bancorp Believes You Should Vote to Approve the 2025 Equity Plan

Our Board of Directors believes that equity-based incentive awards will play a key role in the success of FB Bancorp by encouraging and enabling employees, officers and non-employee directors of FB Bancorp and Fidelity Bank, upon whose judgment, initiative and efforts FB Bancorp has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in FB Bancorp, thereby stimulating their efforts on behalf of FB Bancorp and strengthening their desire to remain with FB Bancorp. The details of the key design elements of the 2025 Equity Plan are set forth in the section entitled “Plan Summary,” below.

We view the ability to use FB Bancorp common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation will further align the compensation interests of our employees and directors with the investment interests of our stockholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria.

If the 2025 Equity Plan is not approved by stockholders, FB Bancorp will have to rely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of FB Bancorp’s stockholders. In addition, if the 2025 Equity Plan is not approved by stockholders and FB Bancorp is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in FB Bancorp’s business or returned to FB Bancorp’s stockholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2025 Equity Plan is not approved, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our growth plans and other strategic priorities.

Equity Based Incentive Plans are Routinely Adopted by Financial Institutions Following Conversions. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based compensation plans to attract, retain and reward qualified personnel and management.

Our Share Reserve is Generally Consistent with Banking Regulations and Industry Standards Disclosed in Connection with our Stock Offering. The number of restricted stock awards (including RSUs) and stock options that we may grant under the 2025 Equity Plan, measured as a percentage of sum of the number of shares sold in the conversion stock offering, is consistent with that which was disclosed in connection with our stock offering in the offering prospectus. The share reserve under the 2025 Equity Plan represents 14% of the aggregate 19,837,500 shares of FB Bancorp common stock sold in the conversion stock offering, of which a number equal to 4% of such shares (the “4% Limit”) will be available to grant as awards of restricted stock and/or RSUs and a number equal to 10% of such shares (the “10% Limit”) is comprised of stock options. This share reserve size, including the limits on award types described above, is also consistent with the amounts permitted under federal banking regulations for equity plans adopted within the first year following a mutual-to-stock conversion. Although we are not bound by these regulatory limits because we are implementing our equity plan more than one year following the completion of our mutual-to-stock conversion, we have generally determined to maintain the size of the share reserve at that limit, subject to the following important exception.

Determination of Shares Available under the 2025 Equity Plan

FB Bancorp is requesting approval of a pool of shares of its common stock (referred to in this proxy statement as the “share reserve”) for awards under the 2025 Equity Plan, subject to adjustment as described in the 2025 Equity Plan. The shares of common stock to be issued by FB Bancorp under the 2025 Equity Plan will be currently authorized but unissued shares or shares that FB Bancorp may subsequently acquire, including shares that may be purchased on the open market or in private transactions.

In determining the size of the share reserve under the 2025 Equity Plan, FB Bancorp considered a number of factors, including: (i) industry practices related to the adoption of equity-based incentive plans by recently converted institutions; (ii) applicable banking regulations related to the adoption of equity-based incentive plans; and (iii) guidelines issued by proxy advisory firms with respect to equity incentive plans, including the potential cost and dilution to stockholders associated with the share reserve.

FB Bancorp disclosed to stockholders in its prospectus for its mutual-to-stock conversion that it expected to adopt an equity incentive plan that, if adopted within the first year following the mutual-to-stock conversion, would include restricted stock awards and stock options equal to the 4% limit and 10% limit, respectively. Based on these percentages and the 19,837,500 aggregate shares of FB Bancorp common stock sold in the stock offering, the total amount of shares available for issuance under the equity incentive plan is 2,777,250. As noted, this is the same number of shares we would be permitted to issue under applicable conversion regulations if our equity plan had been implemented within the one-year period following our mutual-to-stock conversion. Even though we are implementing the 2025 Equity Plan more than one year after our offering, we have determined to maintain the size of the 2025 Equity Plan at the amount disclosed in our offering prospectus.

Application of Share Reserve. FB Bancorp has determined that of the 2,777,250 shares available under the Plan, 793,500 shares may be issued as restricted stock or restricted stock units, including performance shares and performance share units (representing the 4% Limit described above) and 1,983,750 shares may be issued upon the exercise of stock options (representing the 10% Limit described above).

Current Stock Price. The closing price of FB Bancorp common stock on the Nasdaq Capital Market on October 8, 2025 (the latest practicable date before the printing of this proxy statement), was $12.01 per share.

Plan Summary

The following summary of the material terms of the 2025 Equity Plan is qualified in its entirety by reference to the full text of the 2025 Equity Plan, which is attached as Appendix A to this proxy statement.

Purpose of the 2025 Equity Plan. The purpose of the 2025 Equity Plan is to promote the long-term financial success of FB Bancorp and Fidelity Bank by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of FB Bancorp stockholders through the ownership of shares of common stock of FB Bancorp and/or through compensation tied to the value of FB Bancorp’s common stock.

Administration of the 2025 Equity Plan. The 2025 Equity Plan will be administered by the Compensation Committee of the Board of Directors or another committee or subcommittee of the Board of Directors appointed to administer the Plan. To the extent required by applicable laws, the committee will consist of two or more members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any securities exchange on which FB Bancorp lists, or has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the committee under the Plan with the same force and effect under the Plan as if done or exercised by the committee. To the extent permitted by law, the Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of FB Bancorp’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Exchange Act. The Committee’s authority includes determining individuals who will receive awards and the time they will receive awards, determining the types and number of awards, establishing the terms, conditions, features, performance criteria, restrictions and other provisions of awards. The Committee may also cancel or suspend awards and reduce, eliminate or accelerate any restrictions applicable to an award at any time after the grant of the award, or to extend the period to exercise a stock option, provided that the extension is consistent with Code Section 409A.

Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement contained in the 2025 Equity Plan, except in the event of a change in control and in the event of termination due to death or disability.

Eligible Participants. Employees, non-employee members of the Boards of Directors, and all service providers of FB Bancorp and Fidelity Bank will be eligible for selection by the Committee for the grant of awards under the 2025 Equity Plan. As of October 8, 2025 (the latest practicable date before the printing of this proxy statement), approximately 322 employees of FB Bancorp and its sole subsidiary, Fidelity Bank, and eight non-employee members of FB Bancorp’s Board of Directors would be eligible for awards under the 2025 Equity Plan. The number of service providers eligible for selection by the Committee for the grant of awards under the 2025 Plan is currently indeterminable.

Types of Awards. The 2025 Equity Plan provides for the grant of restricted stock, RSUs, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of FB Bancorp and its subsidiaries and affiliates.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2025 Equity Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee consistent with the 2025 Equity Plan. Before awards vest, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Cash dividends declared on unvested restricted stock awards will be withheld by FB Bancorp and distributed to a participant at the same time that the underlying restricted stock vests to the participant. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

Restricted stock units are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. A participant who receives an RSU award will not possess voting rights but may accrue dividend equivalent rights to the extent provided in the award agreement evidencing the award. If dividend equivalent rights are granted with respect to an RSU award, the dividend equivalent rights will be withheld by FB Bancorp and will not be distributed before the underlying RSU settles. At settlement, restricted stock units can be settled in FB Bancorp common stock or in cash, at the discretion of the Committee. The same limitation on the number of shares that are available to be granted as restricted stock awards available under the 2025 Equity Plan, referred to above as the 4% Limit, also applies to RSUs.

The Committee will specify the terms applicable to a restricted stock award or an RSU award in the award agreement including the number of shares of restricted stock or number of RSUs, as well as any restrictions applicable to the restricted stock or RSU such as continued service or achievement of performance goals, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price (the “exercise price”) for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2025 Equity Plan means, if the common stock of FB Bancorp is listed on a securities exchange, national market system or automated quotation system, the closing sales price of the common stock on that date, or, if the common stock was not traded on that date, then the closing price of the common stock on the immediately preceding trading date. If the common stock is not traded on a securities exchange, national market system or automated quotation system, the Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Plan, no stock option can be exercised more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a shareholder holding more than 10% of FB Bancorp’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Committee and set forth in the applicable award agreement.

Grants of stock options under the 2025 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One requirement to receive favorable tax treatment available to ISOs under the Code is that the 2025 Equity Plan must specify, and FB Bancorp stockholders must approve, the number of shares available to be issued as ISOs. As a result, to provide flexibility to the Committee, the 2025 Equity Plan provides that all the stock options may be issued as ISOs. ISOs cannot be granted under the 2025 Equity Plan after August 27, 2035. Dividend equivalents rights will not be paid with respect to awards of stock options.

Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing.

Performance Awards. The Committee will specify the terms of any performance awards issued under the 2025 Equity Plan in the accompanying award agreements. Any award granted under the plan, including stock options, restricted stock (a “performance share”) and restricted stock units (a “performance share unit”) may be granted subject to the satisfaction of performance conditions determined by the Committee. A performance share or performance share unit will have an initial value equal to the fair market value of a share on the date of grant. In addition to any non-performance terms applicable to the performance share or performance share unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will generally determine the number of performance shares or performance share units that will vest in the participant (unless subject to further time-based vesting conditions). The Committee may provide for payment of earned performance share units in cash, shares of FB Bancorp’s common stock, or a combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance share unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or involuntary termination in connection with or following a change in control, shorten or terminate the restriction period.

Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific subsidiary or business unit of FB Bancorp, and may be measured relative to a peer group, an index or business plan and based on absolute measures or changes in measures. An award may provide that partial achievement of performance measures results in partial payment or vesting of an award. Achievement of the performance measures may be measured over more than one period or fiscal year. In establishing performance measures applicable to a performance-based award, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on FB Bancorp’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Moreover, if the Committee determines that a change in the business, operations, corporate structure or capital structure of FB Bancorp or the manner in which FB Bancorp or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period. Notwithstanding anything to the contrary in the Plan, performance measures relating to any award granted under the Plan will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of FB Bancorp by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of FB Bancorp into another corporation, any separation of a corporation or any partial or complete liquidation by FB Bancorp or a subsidiary.

Individual Limits. The Board of Directors has chosen to adopt the overall limitations set forth in federal regulations for individual and aggregate awards to employees and non-employee directors under equity plans adopted within the first year after a mutual-to-stock conversion. The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award, subject to the limits set forth herein. Subject to adjustment as described in the 2025 Equity Plan:

•	Employee Limits. Any individual employee may not receive shares issued under any award exceeding 25% of the aggregate shares available under the 2025 Equity Plan.

•

Non-Employee Director Limits. The maximum number of shares of FB Bancorp common stock that may be granted over the life of the plan to any one non-employee director shall not exceed 5% of the aggregate shares available under the 2025 Equity Plan. In addition, the maximum number of shares that may be issued, in the aggregate, to all non-employee directors under awards granted under the 2025 Equity Plan shall not exceed 30% of the aggregate shares available under the Plan.

Non-Employee Director Grants. Subject to approval of the 2025 Equity Plan, each non-employee director of FB Bancorp will receive a grant of shares of restricted stock and stock options as set forth in the tables below. If the 2025 Equity Plan is approved, these grants will be self-executing and will be deemed to be granted on the day following the approval of the 2025 Equity Plan by FB Bancorp’s stockholders.

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
W. Anderson Baker, III	$357,370	29,756
J. Luis Baños, Jr.	$357,370	29,756
Winifred M. Beron	$357,370	29,756
Gerard W. Barousse, Jr.	$357,370	29,756
Stephen W. Hales	$357,370	29,756

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
Mark C. Romig	$357,370	29,756
Mahlon D. Sanford	$357,370	29,756
Todd G. Schexnayder	$357,370	29,756
Non-Employee Directors as a Group (8 persons)	$2,858,960	238,048

(1)

Amounts are based on the fair market value of FB Bancorp common stock on October 8, 2025 (the latest practicable date before the printing of this proxy statement) of $12.01 per share. The actual value of the awards will depend upon the fair market value of FB Bancorp common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Number of Awards (1)
W. Anderson Baker, III	74,390
J. Luis Baños, Jr.	74,390
Winifred M. Beron	74,390
Gerard W. Barousse, Jr.	74,390
Stephen W. Hales	74,390
Mark C. Romig	74,390
Mahlon D. Sanford	74,390
Todd G. Schexnayder	74,390
Non-Employee Directors as a Group (8 persons)	595,120

(1)	The actual value of the stock option awards is not determinable since their value will depend upon the fair market value of FB Bancorp common stock on the date the stock option is exercised.

The Committee determined to grant these one-time awards in this amount, in part, in recognition of the significant efforts and dedication of each such director, including in connection with Fidelity Bank’s mutual-to-stock conversion. Although the grants are, in part, in recognition of past service, the initial awards to directors will vest in equal annual installments over a period of five years from the date of grant, subject to the directors continued service to FB Bancorp during that time, and subject to acceleration due to death, disability, involuntary termination of service in connection with a change in control. Pending vesting, voting rights may be exercised with respect to the shares of Common Stock subject to the restricted stock awards, and cash dividends declared on unvested restricted stock awards will be held by FB Bancorp and distributed to the recipient at the same time that the underlying restricted stock vests. Options may be exercised over the ten-year period following the date of grant, and the exercise price for the option awards will be the closing sales price of the Common Stock as quoted on the Nasdaq Capital Market as of the grant date, which will be the day after stockholder approval.

Employee Grants. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and will meet promptly after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees.

Certain Restrictions with Respect to Awards. No dividend equivalent rights will be granted or paid with respect to any stock option. Additionally, no dividends or dividend equivalent rights will be paid on unvested restricted stock or RSU awards contemporaneously with dividends paid on shares of FB Bancorp’s common stock. Instead, any dividends (or dividend equivalent rights, to the extent granted), with respect to an unvested restricted stock or RSU award will be accumulated (or deemed reinvested, as to an RSU award) until such time as the underlying award becomes vested (including, where applicable, upon the achievement of performance goals).

The Committee will establish the vesting schedule or market or performance conditions of each award at the time of grant. However, at least 95% of the awards will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or an involuntary termination of service at or following a change in control.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2025 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2025 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for FB Bancorp and its subsidiaries for any reason: (i) a participant will immediately forfeit any restricted stock, RSUs, performance shares and performance share units that were not vested on the date of termination; (ii) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of termination, but in no event after the expiration date of the stock options; and (iii) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death, disability (as defined in the plan), retirement after age 65, or involuntary termination at or following a change in control, the participant or the participant’s beneficiary, as applicable, has up to one year to exercise outstanding stock options, provided that the period does not exceed the stock option award’s original term. Unless the Committee specifies otherwise in the award agreement, the 2025 Equity Plan provides that a participant shall vest in his or her dividends upon termination of the participant’s service due to death, disability, involuntary termination without cause or resignation for “good reason” (as defined in the 2025 Equity Plan) at or following a change in control.

Change in Control. Unless the Committee provides otherwise in the award agreement, any time-based vesting requirement applicable to an award will be deemed satisfied in full if (i) both a change in control occurs and a participant has an involuntary termination of service (including a resignation for good reason) with FB Bancorp or (ii) the surviving entity in the change in control does not assume or replace the award with a comparable award issued by the surviving entity. With respect to an award that is subject to one or more performance objectives, unless the Committee specifies otherwise in the award agreement, in the event of a change in control and involuntary termination of service (including a resignation for good reason) or if the surviving entity fails to assume or replace the award with a comparable award issued by the surviving entity, achievement of the performance objective will be deemed achieved at the greater of target or the actual level of performance measured as of the most recent completed fiscal quarter.

Transferability. Generally, awards granted under the 2025 Equity Plan are not transferable before death, except in limited circumstances with respect to stock options. Unless otherwise determined by the Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce. However, in the latter case, any ISOs so transferred will become NQSOs. In the Committee’s sole discretion, an individual may transfer non-qualified stock options to certain family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2025 Equity Plan. Any transferee is subject to the terms and conditions of the Plan and applicable award agreement.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2025 Equity Plan, and the Board of Directors or the Committee may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2025 Equity Plan, except to the extent described herein. The Board of Directors or Committee may amend the 2025 Equity Plan or an outstanding award agreement to conform the plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board after adoption of the plan or the grant of the award, which may materially and adversely affect the financial condition or operations of FB Bancorp. Neither the Board of Directors nor the Committee can reprice a stock option without prior stockholder approval, except according to the adjustment provisions of the 2025 Equity Plan (as described above). Notwithstanding the foregoing, any amendment that would materially (i) increase the benefits available under the Plan, (ii) increase the aggregate number of securities under the Plan, or (iii) materially modify the requirements for participation in the Plan must be approved by FB Bancorp’s stockholders.

Certain Federal Income Tax Consequences

The following is intended only as a summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2025 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary based on individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act, also known as the short swing profits rule, the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. FB Bancorp generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m), as applicable.

Alternatively, unless prohibited by the Committee, a participant may make a timely election under Code Section 83(b) to recognize ordinary income for the taxable year in which the award was granted, in an amount equal to the fair market value of the shares subject to the award at the time of grant. That income will be taxable at ordinary income tax rates. If a participant makes a timely Code Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Code Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon the grant of the award (increased by the amount paid for the shares subject to the award, if any). If the participant forfeits the shares after making a Code Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized because of the election but will be entitled to a capital loss limited to the amount paid for the shares (if any). To be timely, the Code Section 83(b) election must be made within 30 days after the participant receives the shares.

FB Bancorp will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of settlement in stock or cash the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant (subject to the short swing profits rule) and FB Bancorp will be entitled to an income tax deduction for the same amount, subject to the requirements of Code Section 162(m), as applicable. However, if an RSU is not designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Code Section 409A. In that case, if the RSU is designed to meet the requirements of Code Section 409A, then at the time of settlement the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant, and FB Bancorp will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to satisfy the requirements of Code Section 409A, the participant may be subject to income taxes and penalties under Code Section 409A in the event of a violation of it.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of an NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). FB Bancorp generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in FB Bancorp’s tax year during which the participant recognizes ordinary income, subject to the requirements of Code Section 162(m).

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition. However, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. FB Bancorp is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, FB Bancorp will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Code Section 162(m).

For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Awards. A participant generally is not taxed upon the grant of restricted stock or restricted stock units granted subject to the satisfaction of performance conditions (such restricted stock or restricted stock units, “performance shares” or “performance share units”). The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates.

FB Bancorp generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m). Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2025 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of FB Bancorp. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Code Section 280G, no federal income tax deduction is allowed to FB Bancorp for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Code Section 4999. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for FB Bancorp, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of FB Bancorp, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from FB Bancorp for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or acceleration occur with respect to awards granted under the 2025 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Compensation of Covered Employees. The ability of FB Bancorp (or, if applicable, the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the 2025 Equity Plan could be limited by Code Section 162(m), which limits FB Bancorp’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” in excess of $1,000,000. “Covered employees” for a fiscal year include any person who served as chief executive officer or chief financial officer of a company at any time during that fiscal year, the three other most highly compensated company executive officers for that fiscal year (whether or not employed on the last day of that fiscal year) and any other person who was a covered employee in a previous taxable year. Any awards that FB Bancorp grants pursuant to the 2025 Equity Plan to covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation. While the Committee intends to consider the deductibility of compensation when making equity awards, it is only one factor it considers. Because of the elimination of the performance-based compensation exemption, the Committee expects that a portion of the compensation paid to covered employees in the form of equity grants under the 2025 Equity Plan may not be deductible by FB Bancorp.

New 2025 Equity Plan Benefits

Except as disclosed above with respect to the self-executing grants to non-employee directors on approval of the 2025 Equity Incentive Plan, any future awards to executive officers, non-employee directors, employees, and service providers of FB Bancorp under the 2025 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2025 Equity Plan are not determinable at this time, and FB Bancorp has not included a table that reflects such future awards.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” approval of the FB Bancorp, Inc. 2025 Equity Incentive Plan.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP served as our independent registered public accounting firm for the year ended December 31, 2024. The Audit Committee of the Board of Directors has appointed EisnerAmper LLP to serve as the independent registered public accounting firm for the 2025 fiscal year, subject to ratification by stockholders. A representative of EisnerAmper LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that you vote “FOR” ratification of the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that EisnerAmper LLP billed for the years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees (1)	$359,950	$196,645
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	1,250
All Other Fees	—	—

(1)

Consists of fees for professional services rendered for the audit of the consolidated financial statements included in the Annual Report on Form 10-K, for the review of consolidated financial statements included in the Quarterly Reports on Form 10-Q and for services normally provided by the independent registered public accountant in connection with statutory and regulatory filings or engagements. Additionally, consists of fees for services associated with Securities and Exchange Commission registration statements or other documents filed in connection with securities offerings, including comfort letters, consents, and assistance with review of documents filed with the Securities and Exchange Commission.

(2)	Consists of fees for assurance and related services that are reasonably related to the audit of the Company’s financial statements.
(3)	Consists of fees for tax compliance services, including preparation of federal and state income tax returns, and tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation. During the year ended December 31, 2024, all fees set forth in the table above were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for our principal executive officer and the two most highly compensated executive officers (other than the principal executive officer) serving during the year ended December 31, 2024, whose total compensation exceeded $100,000 for the year ended December 31, 2024. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)
Christopher S. Ferris	2024	438,600	96,042	159,019	—	75,875	769,536
President and Chief Executive Officer
Joshua C. Folds	2024	300,000	36,000	9,000	—	74,291	419,291
Chief Banking Officer
Todd M. Wanner	2024	319,508	38,684	69,796	—	50,333	478,321
Chief Financial Officer

(1)	Represents a discretionary bonus.
(2)	The compensation for 2024 disclosed in the “All Other Compensation” column consists of the following:

Name	Business Allowance ($)	Country Club Dues ($)	Moving Bonus ($)	Payout of Accrued Paid Time-Off ($)	Imputed Income on Life Insurance ($)	Imputed Income on Long-Term Disability Insurance ($)	ESOP Allocation ($) (1)	401(k) Plan Employer Contributions ($)	Total All Other Compensation ($)
Christopher S. Ferris	24,000	13,800	—	—	2,627	10,367	9,556	15,525	75,875
Joshua C. Folds	29,000	—	35,340	—	—	2,087	—	7,864	74,291
Todd M. Wanner	12,000	—	—	10,730	—	2,522	9,556	15,525	50,333

(1)	Represents 801.6803 shares allocated to the ESOP for the plan year ending December 31, 2024, at $11.92 per share, the closing price on that date.

Employment Agreement with Christopher S. Ferris. Fidelity Bank entered into an amended and restated employment agreement with Mr. Ferris. The term of the employment agreement is three years and on each anniversary of the effective date extends automatically for one additional year, so that the remaining term is again three years, unless either Fidelity Bank or Mr. Ferris gives notice to the other party of non-renewal. If either party provides the other with notice of non-renewal, the term will become fixed and expire at the end of the third anniversary of the date of the notice of non-renewal. Notwithstanding the foregoing, in the event FB Bancorp or Fidelity Bank enters a transaction that would constitute a change in control, as defined under the employment agreement, the term will automatically extend so that it would expire no less than three years following the effective date of the change in control.

The employment agreement specifies the base salary of Mr. Ferris, which currently is $436,800. Fidelity Bank may increase, but not decrease, Mr. Ferris’ base salary. In addition to base salary, the agreement provides that Mr. Ferris may receive a bonus that has objective benchmarks and established target and maximum goals

(and corresponding possible payments), all of which are established and approved by the Board of Directors on an annual basis. Mr. Ferris may also participate in the Fidelity Bank Deferred Compensation Plan. Mr. Ferris is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of Fidelity Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties for Fidelity Bank. In addition, Mr. Ferris is entitled to certain additional life and disability insurance benefits from Fidelity Bank.

Fidelity Bank may terminate Mr. Ferris’ employment with or without cause (as defined in the employment agreement), or Mr. Ferris may resign from his employment, at any time with or without good reason (as defined in the employment agreement). Under the employment agreement, in the event Fidelity Bank terminates Mr. Ferris’ employment without cause or Mr. Ferris voluntary resigns for good reason (in either case, not in connection with a change in control), Fidelity Bank will pay Mr. Ferris a severance payment equal to the base salary he would have received during the remaining term of the employment agreement, payable in a lump sum cash payment within thirty (30) days following his date of termination of employment. In addition, if Mr. Ferris elects COBRA coverage, he will receive an additional lump sum payment equal to the amount obtained by multiplying (i) the monthly cost for continuation coverage under COBRA (as in effect as of his termination date) for group medical, dental and vision coverage for the participant and his dependents immediately before the termination date by (ii) the number of months represented by the remaining term of the employment agreement.

Under the employment agreement, in the event Fidelity Bank terminates Mr. Ferris’ employment without cause or Mr. Ferris voluntary resigns for good reason, in either case, during the term on or following the effective time of a change in control, Fidelity Bank will pay him a severance payment (in lieu of the payments and benefits described in the previous paragraph) equal to three times the sum of (i) the executive’s base salary in effect as of the date of termination (or during the three preceding years, if higher), plus (ii) the average annual cash bonus paid or earned for the three most recently completed calendar years before the change in control occurs, payable in a lump sum within thirty (30) days of the date of termination of employment. In addition, Fidelity Bank will pay Mr. Ferris a lump sum cash payment equal to the amount obtained by multiplying (i) the monthly cost for continuation coverage under COBRA (as in effect as of the termination date) for group medical, dental and vision coverage for him and his dependents immediately before his termination date (whether or not he actually elects COBRA coverage by (ii) 36.

The employment agreement terminates upon Mr. Ferris’ death or disability. Upon termination of employment (other than a termination in connection with a change in control), Mr. Ferris will be required to adhere to one-year non-competition and two-year non-solicitation restrictions set forth in the employment agreement.

Executive Severance Plan. Fidelity Bank maintains the Fidelity Bank Executive Severance Plan (the “Severance Plan”) to provide severance benefits to designated executives in the event their employment is terminated in certain circumstances, including certain terminations related to a change in control. The Severance Plan is intended to secure the continued services of the designated executives and to ensure their continued dedication to their duties in the event of any threat or occurrence of a change in control.

Under the Severance Plan, a participant whose employment is terminated other than for cause (as defined in the Severance Plan) or voluntary terminates employment for good reason (as defined in the Severance Plan) during the period commencing with an initial public announcement of the agreements or other actions that are expected or intended to result in a change of control (as defined in the Severance Plan) and ending 24 months following the occurrence of the change in control (the “covered period”) will receive:

•	a lump sum cash payment equal to the participant’s pro-rata bonus for the year in which the participant is terminated;

•

a lump sum cash payment equal to the participant’s severance multiple, multiplied by the sum of (i) the greater of (x) the participant’s base salary as in effect immediately before the applicable change in control occurred or (y) the participant’s base salary as in effect on the participant’s termination date and (ii) the participant’s target bonus for the year in which the termination date occurs; and

•

a lump sum cash payment equal to the amount obtained by multiplying (i) the monthly cost for continuation coverage under COBRA (as in effect as of the participant’s termination date) for group medical, dental and vision coverage for the participant and the participant’s dependents immediately before the participant’s termination date (whether or not the participant actually elects COBRA coverage by (ii) the number of months represented by the participant’s severance multiple.

If the severance benefits under the Severance Plan, along with any other payments occurring in connection with a change in control of the company, were to cause the participant to be subject to the excise tax provisions of Section 4999 of the Internal Revenue Code of 1986, then the amount of the severance benefits will either be reduced, such that the excise tax would not be applicable, or the participant will be entitled to retain the participant’s full severance benefits, whichever results in the better aftertax position to the participant.

Under the Severance Plan, a participant whose employment is terminated other than for cause or voluntarily terminates employment for good reason outside of a covered period relating to a change in control will receive, subject to the participant’s execution of a general release of claims:

•	a lump sum cash payment equal to the participant’s pro-rata bonus for the year in which the participant is terminated;

•

a lump sum cash payment in an amount equal to the participant’s severance multiple, multiplied by the participant’s base salary as in effect on the participant’s termination date (or the date the executive was designated a participant in the plan, if higher); and

•

if the participant elects continuation coverage under COBRA, a lump sum cash payment equal to the amount obtained by multiplying (i) the monthly cost for continuation coverage under COBRA (as in effect as of the participant’s termination date) for group medical, dental and vision coverage for the participant and the participant’s dependents immediately before the participant’s termination date by (ii) the number of months represented by the participant’s severance multiple.

Mr. Wanner has been designated as a participant in the Severance Plan with a severance multiplier of two for a qualifying termination occurring during a covered period related to a change in control and a severance multiplier of two for a qualifying termination outside of a covered period. However, the participation agreements provide that they will not be entitled to any severance benefit outside of the covered period following the third anniversary of the effective date of the Severance Plan.

The Severance Plan also includes a non-disclosure obligation and an obligation not to solicit our employees or customers for a period of 12 months after the date of the participant’s termination of employment.

If Fidelity Bank terminates the Severance Plan or terminates an individual’s participation under the Severance Plan, the participant will continue to be covered for three years (or through the end of the covered period in connection with a change in control that commenced prior to the termination of the plan, if longer).

Performance-Based Deferred Compensation Plan. Fidelity Bank sponsors the Fidelity Bank Performance-Based Deferred Compensation Plan (the “Deferred Compensation Plan”), for certain executives. Under the Deferred Compensation Plan, if a participant achieves the established performance criteria for a fiscal year, Fidelity Bank will credit an award to his or her deferred compensation account under the plan. The performance metrics are set annually by Fidelity Bank and may include both individual and bank performance metrics. If the participant is still employed by Fidelity Bank on the third anniversary of the date the award was granted, the participant will become fully vested in the award and the participant will receive the value of the award plus earnings credited during the three-year vesting period in a single lump sum payment. Awards also become 100% vested in the event of the participant’s death or disability and if the participant terminates service within 12 months following a change in control of Fidelity Bank or FB Bancorp.

401(k) Plan. Fidelity Bank maintains the Fidelity Bank 401(k) Retirement Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of Fidelity Bank.

Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, up to 100% of their eligible compensation. In addition to salary deferral contributions, Fidelity Bank currently makes matching contributions to the plan equal to 100% of a participant’s deferrals up to 3% of the participant’s compensation, plus 50% of the participant’s deferrals over 3% but not exceeding 6% of the participant’s compensation. Fidelity Bank may also make discretionary contributions to the plan. A participant is immediately 100% vested in his or her salary deferral contributions and becomes vested in employer contributions at the rate of 20% per year after two years of service, so that the participant will be 100% vested after completing six years of service.

Employee Stock Ownership Plan. Fidelity Bank maintains an employee stock ownership plan (“ESOP”) for eligible employees. The named executive officers are eligible to participate in the ESOP on the same terms as other eligible employees of Fidelity Bank.

The ESOP trustee purchased, on behalf of the ESOP, 8.0% of the total number of shares of FB Bancorp common stock sold in the conversion, which purchase was funded with a loan from FB Bancorp equal to the aggregate purchase price of the common stock.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee allocates the shares released among participants’ accounts based on each participant’s proportional share of compensation relative to all participants. A participant will vest in his or her account balance based on his or her years of service with Fidelity Bank, at the rate of 20% per year after two years of service, so that the participant is 100% vested after completing six years of service.

Outstanding Equity Awards at December 31, 2024

There were no equity awards outstanding to any of the named executive officers as of December 31, 2024.

Policies and Practices Related to the Grant of Certain Equity Awards
While the Company does not have formal policy or obligation that requires it to grant or award equity-based compensation on specific date, the Compensation Committee and the Board have a historical practice of not granting stock options to executive officers during closed quarterly trading windows as determined under the Company’s insider trading policy. Consequently, the Company has not granted, and does not expect to grant, any stock options to any named executive officers within four business days preceding the filing with the Securities and Exchange Commission of any report on Forms
10-K,
10-Q
or
8-K
that discloses material
non-public
information. The Compensation Committee and the Board do not take material non-public
information into account when determining the timing of equity awards and do not time the disclosure of material non-public
information in order to impact the value of executive compensation.
The Company did not grant any stock options to its executive officers, including the named executive officers, during the year ended December 31, 2024.
OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.
Based solely on our review of the copies of the reports we have received and of written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Company common stock during the year ended December 31, 2024.
Transactions with Related Persons
Loans and Extensions of Credit.
Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors but contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as Fidelity Bank, to their executive officers and directors that comply with federal banking regulations. Fidelity Bank has a policy that extensions of credit will be granted to its executive officers and directors only in the ordinary course of business, on substantially the same terms as those available to the general public and that do not involve more than the normal risk of collectability or presenting other unfavorable terms.
In accordance with the listing standards of the Nasdaq Stock Market, any transactions that would be required to be reported under this section of this Prospectus must be reviewed by our audit committee or another independent body of the Board of Directors. In addition, any transaction with a director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms’ length transaction.
Other Transactions.
There were no transactions with related persons during the 2024 fiscal year.

SUBMISSION OF STOCKHOLDER BUSINESS PROPOSALS AND NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for its next annual meeting no later than April 29, 2026. If next year’s annual meeting is held on a date that is more than 30 calendar days from December 9, 2026, a shareholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2026 must give the Company notice of its intent to solicit proxies by providing the name(s) of its nominee(s) and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. If next year’s annual meeting is held on a date that is more than 30 calendar days from December 9, 2026, then notice must be given by the later of 60 calendar days before the date of the annual meeting or the 10th calendar day following the day on which the Company first makes public announcement of the date of the annual meeting.

In addition to the requirement set forth under Securities and Exchange Commission Rule 14a-19, under the Company’s Bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than ninety (90) days nor more than one hundred (100) days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified in our Bylaws. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to FB Bancorp, Inc., 353 Carondelet Street, New Orleans, Louisiana 70130. Communications regarding financial or accounting policies may be made, in writing, to the Chair of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chair of the Nominating/Corporate Governance Committee at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation. The Company has also engaged Laurel Hill Advisory Group, LLLC to assist in the proxy solicitation for a fee of $6,500, plus telephone solicitation and reimbursable expenses.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, accompanies this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain one by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 9, 2025.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares of Company common stock in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, the stockholder should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

Lisa H. Haley
Corporate Secretary

New Orleans, Louisiana

October 27, 2025

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Annex A

FB BANCORP, INC.

2025 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this FB Bancorp, Inc. 2025 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of FB Bancorp, Inc. (the “Company”), and its Subsidiaries, including Fidelity Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s shareholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable shareholder approval requirements. The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an Employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, cash, or a combination thereof.

(d) Performance Awards. A Performance Award means an Award granted under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award.”

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to exercisability or vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of or service provider to an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to (i) make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, (ii) cancel a Stock Option when the Exercise Price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a Stock Option that would be treated as a repricing under the rules and regulations of the principal U.S. Exchange on which the shares of Stock are listed.

(e) Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3. Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent his or her underlying Restricted Stock Awards are forfeited.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii) Restricted Stock Units may be granted as Performance Awards.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v) No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or an Involuntary Termination in connection with a Change in Control as set forth in Article IV.

Section 2.6 Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with,

Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2 1⁄2 months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon the Participant’s Termination of Service for any reason other than due to Retirement, Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and, except as provided for in the next sentence, may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c) Upon Termination of Service on account of Disability or death, all Stock Options shall be fully exercisable, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reasons of death or Disability, any Awards that vest based on the achievement of performance targets shall vest based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service. In the event of Termination of Service due to Retirement, any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of Service with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 2,777,250 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 1,983,750 shares of Stock, which represents 10.0% of the number of shares sold by the Company in connection with the mutual-to-stock conversion of Fidelity Bank (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 793,500 shares of Stock, which represents 4.0% of the number of shares issued in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock vested prior to the return of shares to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Employees and Directors.

(a) Award Limitations. No individual Employee shall receive Awards representing more than twenty-five percent (25%) of the Stock available for issuance under the Plan. Non-Employee Directors (i.e., directors who are not also Employees of the Company or any Subsidiary) shall not receive, individually, Awards representing more than five percent (5%) of the Stock available for issuance under the Plan, and in the aggregate, shall not receive more than thirty percent (30%) of the Stock available for issuance as Awards under the Plan.

(b) Initial Grant to Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company on the Effective Date (i.e., the date of the 2025 Company annual shareholder meeting at which shareholders approve the Plan (“2025 Annual Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(i) Stock Options – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2025 Annual Meeting, shall receive, on the day immediately following the Effective Date, a grant of 74,390 Stock Options. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(ii) Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2025 Annual Meeting shall receive, on the day immediately following the Effective Date, a grant of 29,756 shares of Restricted Stock. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(c) Awards Subject to Adjustment. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquiror stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a) Upon an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination at or following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b) Upon an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c) Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d) Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the shareholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee or subcommittee of the Board of Directors as may be duly appointed to administer the Plan, and having such powers in each instance as shall be specified by the Board of Directors. To the extent required by applicable laws, the Committee shall consist of two or more members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, or has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the blackout period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “independent directors,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. Unless otherwise performed by the Board of Directors, the Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Shareholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a shareholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company for approval (and any subsequent approval by the shareholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6 Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b) Payment in Stock. The Committee may require or permit the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. Except as provided in the last sentence of this Section 7.11, to the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses. Notwithstanding anything to the contrary in this Plan, the foregoing right to indemnification shall not apply to any compensation that an Employee is required to repay the Company pursuant to the terms of a Company clawback policy.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Louisiana, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Orleans Parish, Louisiana shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20. Awards Subject to Company Clawback Policies and Restrictions.

Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, including the Company’s current clawback policy and pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board of Directors will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s code of ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board of Directors; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

“Good Reason” A termination of employment by an Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material reduction in Participant’s base salary or base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date immediately prior to a Change in Control.

Notwithstanding the foregoing, in the event a Participant is a party to an Award Agreement, employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition. In the event an Award is subject to Code Section 409A, the term “Good Reason” shall be defined in accordance with Code Section 409A.

Further, the Participant must give written notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition within 60 days of becoming aware (or should have become aware) of the applicable facts and circumstances, the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition, and the Participant must terminate employment within 30 days after expiration of the opportunity to cure. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Incumbent Directors” means:

(1) the individuals who, on the date hereof, constitute the Board; and

(2) any new Director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee, or (iii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Code Section 422.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, infrequently occurring and/or nonrecurring events or items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.1(b).

“Restricted Stock Unit” has the meaning ascribed to it in Section 2.1(c).

“Retirement” means, unless otherwise provided in an Award Agreement, termination of employment after attainment of age 65 (other than termination for Cause) or discontinuance of Service as a Director following attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee, non-employee Director, or service provider of the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as an Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.1(a).

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, also means any partnership or joint venture in which the Company and/or any other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of (including a director emeritus or advisory director), or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(1) The Participant’s cessation of Service as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(4) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

“Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board of Directors at the time the relevant action or matter is presented to the Board of Directors for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) Indications of time of day mean Louisiana time;

(f) The word “including” means “including, but not limited to”;

(g) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

FB BANCORP, INC.

Annual Meeting of Stockholders

December 9, 2025

2:00 PM, Central Time

REVOCABLE PROXY

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoints W. Anderson Baker, III, J. Luis Baños, Jr., Gerard W. Barousse, Jr., Winifred M. Beron, Mahlon D. Sanford, Mark C. Romig, and Todd G. Schexnayder, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of FB Bancorp, Inc. (the “Company”) that the undersigned(s) is entitled to vote at the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

THE UNDERSIGNED(S) HEREBY REVOKES ANY AND ALL PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE NAMED PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors unanimously recommends a vote FOR each director nominee and FOR proposals 2 and 3 listed below.

1. To elect the following nominees as directors:
		FOR	WITHHOLD

01.	Katherine A. Crosby	☐	☐

02.	Christopher S. Ferris	☐	☐

03.	Stephen W. Hales	☐	☐

2. To approve the FB Bancorp, Inc. 2025 Equity Incentive Plan:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To ratify the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign but only one owner must sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer and add title as such.

Signature

Signature (Co-owner)

Title

Dated:

☐	Please check box for Address Change. Provide updated address in the space provided below.

☐

Please check box if you agree to receive all future communications related to these securities holdings electronically via the email address provided below. I understand I may change this selection at any time in the future.

EMAIL ADDRESS:

If you vote by Internet, you do NOT need to return your proxy card by mail.

YOUR VOTE IS IMPORTANT

Voting Instructions on Reverse Side.

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

•	Via Internet:

Login to https://annualgeneralmeetings.com/fbla2025

Enter your control number (12-digit number located below)

•	Via Mail:

Pacific Stock Transfer Company

Proxy Department

6725 Via Austi Parkway

Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER

Internet voting is available 24 hours a day, 7 days a week, through 11:59 p.m., Central time, on December 8, 2025.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, dated and returned your proxy card.